WORLDWIDE
Officers and Directors                           [Worldwide Value Fund Logo]
                                                            VALUE
Charles J. Swindells--Chairman                               FUND
A. John W. Campbell--Director
Edmund J. Cashman, Jr.--Director
Henri Deegenaar--Director
Walter A. Eberstadt--Director
Ian F. H. Grant--Director
Lawrence W. Harris, III--Director
Robert H. C. Van Maasdijk--Director
Wolfgang E. Furst zu Ysenburg--Director
Peter E. F. Newbald--President
William H. Miller, III--Vice President
Edward A. Taber, III--Vice President
Marie K. Karpinski--Vice President, Secretary
   and Treasurer
Andrew Roberts--Assistant Vice President
James N. H. Bennett--Assistant Vice President
Brian J. Pierce--Assistant Vice President

Custodian and Transfer Agent
State Street Bank & Trust Company
P.O. Box 1713
Boston, Massachusetts 02105                        Report to Shareholders
                                                    For the quarter ended
Sub-Custodian                                        September 30, 1996
The Chase Manhattan Bank, N.A.
1 Chaseside
Bournemouth, Dorset BH7 7DB
England

Worldwide Value Fund, Inc.                       Lombard Odier International
P.O. Box 1476                                   Portfolio Management Limited
7 East Redwood Street, 10th floor                    Investment Adviser
Baltimore, MD 21203-1476
To Our Shareholders,
                                                Legg Mason Fund Adviser, Inc.
                                                    Investment Consultant
                                                      and Administrator

[Recycled Logo] Printed on Recycled Paper

To Our Shareholders,

     Worldwide Value Fund (VLU) recorded a 2.0% increase in its net asset value during the third quarter of 1996, closing at $25.68 per share at September 30 against $25.17 at June 30. Total return for the nine months ended September 30 is 21.5%.

     Net investment income for the quarter was $23,000, or $.008 per share, against a loss of $37,000, or $(.012) per share, in the like period a year earlier. Realized and unrealized gains for the same period were $1,475,000, or $0.50 per share, in 1996, against $3,023,000, or $1.02 per share, in 1995.

     VLU's portfolio continues to be focused on Europe, with the United Kingdom representing the largest holding at 35.9% of net assets, followed by the Netherlands with 13.0%, Germany 11.9%, France 10.7% and Switzerland 8.5%. The remainder of the portfolio is comprised mainly of other European securities.

     Beginning on page 2, the Fund's portfolio managers discuss political and economic conditions in Europe and their investment strategies.

                                                  Sincerely,


                                                  /s/ Charles J. Swindells
                                                  --------------------------
                                                  Charles J. Swindells
                                                  Chairman of the Board

November 11, 1996

Investment Advisers' Comments

     During the third quarter of 1996, the Worldwide Value Fund gave back some of the strong out-performance exhibited since the beginning of the year, but year-to-date still shows an impressive relative performance, returning 21.5% versus its benchmark's return (the Morgan Stanley European Index) of 10.8%.

                               Third Quarter 1996

                       MSCI Europe Index             +3.2%
                       Worldwide Value Fund          +2.0%

     The quarter started off with volatile and nervous trading conditions as a result of the stronger than expected US employment figures which demonstrated the robust state of health of the US economy. The fact that the Fed had not acted to raise interest rates prior to these figures coupled with very light trading volumes around the fourth of July holiday, exacerbated a sharp fall in the Dow Jones, and this nervousness spilled over into Europe with most markets suffering from profit taking and all ending the month at lower levels.

     In terms of sector performance, the most active was that of the financials. In Switzerland the theme of rationalisation was reawakened with the announcement by CS Holding that it would trim its domestic cost base and shed some 15% of Group personnel. The theme was further extended into Europe when Deutschebank declared that it had taken a 5% stake in Bayerische Vereinsbank prompting expectations that the long awaited restructuring process was getting underway amongst the German banks. The Dutch financials lost out as investors realised their profits and increased their exposure to the German banking sector.

     In the UK, the privatisation of British Energy, the last of such sell-offs in this Government's term of office, did not appeal to investors and fell below its issue price.

     In August, the markets rebounded strongly, though volumes were still light for much of the month as many investors were away enjoying their summer break. The US jobs' data in August provided relief as it came in at the bottom end of the range and therefore the concerns demonstrated during July faded away, and the Fed left interest rates unchanged.

     In Europe sentiment was also buoyed by the fact that the Bundesbank cut the Repo rate by 30 basis points to 3% (100 basis points = 1%). What was surprising was the magnitude of the reduction rather than the cut itself, and it was all the more encouraging to see the Bank's willingness to act even though growth in M3 remains above target. More importantly, there are signs that the economy was stabilising as industrial figures in June were positive and an IFO survey (an economic forecasting research firm) provided grounds for cautious optimism for the rest of the year.

     In France the outlook is less positive and the economy remains weak; in addition fears surfaced over the French government's ability to control the budget deficit and meet its debt targets so it can be a founding member of the European Monetary Union (EMU).

     September, by contrast to the preceding months, was relatively eventful as investors returned from their holidays to learn about the first half results of corporate Europe. There were also some salutary lessons for the investment community. At the start of September, the news broke about the unrepresentative valuation and questionable status of a large number of non-quoted holdings in the Morgan Grenfell European Growth Fund which obliged Deutshe Bank to provide some 180 million sterling liquidity as investors retrieved their funds. The other `scandal' regarded further revelations about the current financial situation of Olivetti which has halved since the widely supported rights issue at the end of 1995.

     First half results were generally mixed with no real features, though those benefiting from a weak currency in 1995 were suffering from a reversal of their fortunes in 1996, especially amongst the Italian industrials. Other disappointments included Vienna Airport, Heineken, Peugeot and Fiat, but despite the weak consumer demand throughout continental Europe, the retail sector enjoyed strong performance.

     In terms of European economic data released during the month, indications still point to very slow economic activity in Europe. All inflation figures show declines, and it transpired that in France, GDP was negative in the second quarter. In Germany, although industrial production data for July was revised upwards, engineering orders in August were weak, and closer inspection of the figures show that the activity is concentrated on those companies that operate outside Europe. The outlook for construction continues to look grim, and indeed, the interim results of the major cement companies in Europe were extremely disappointing.

     Despite the weak economic growth and lack of infrastructure investment in Europe, the European equity markets have enjoyed good performance throughout the year, and as the quarter drew to a close the markets were in a relatively relaxed mood, with little concern about the need for monetary tightening.

Market Outlook

     Central Banks across Europe have responded to economic weakness by lowering interest rates. While we cannot identify much in the way of inflationary pressure today, we concede that the scope for significant further lowering of rates is limited in most countries--Italy is a notable exception.

     The overriding theme of EMUwill govern Central Bank and politicians' decisions throughout Europe, as economies are pushed, pulled or even fudged to meet the Maastricht criteria. It is not at all clear which countries will sign up at the initial stage, who will join later and who will remain outside. There have been angry exchanges between the French and Italian monetary authorities with regard to the eligibility of Italy to be amongst the first, but it must be acknowledged that unless the imminent wage settlements indicate that there will be Italian wage moderation, the `real' value of the lira will continue to be a delicate subject.

     Consumption in Europe may recover from the low levels in 1995, but one cannot expect that the stringent budget laws will not have some depressing effect. Conversations with managers in all industrial sectors illustrate that the only obvious source of growth in the world is still the US and Southeast Asia. Increasingly fierce global competition continues to bite into profit margins, and as a result we anticipate an ongoing restructuring effort across European industry.

     We believe that the portfolio is well positioned to benefit from this ongoing trend. We remain underweight in the European banking sector, but are concentrating on those banks where restructuring appears to be a serious proposition. We are also concentrating on companies in those sectors that will benefit from a growing tendency of international companies to outsource services that hitherto have been in-house. We are aware that there is a risk that economic growth may be lower than expected, but believe that our holdings will generally benefit from a moderate growth, low-inflationary environment.

     Although we remain positive on the outlook for equity markets in Europe, we must approach the future with some caution given that the European bourses have performed exceptionally well this year, with many recording new highs. The valuations of many stocks and markets have consequently risen in expectation of improved earnings in 1997 and 1998, and therefore selecting those stocks which offer solid growth prospects at an attractive valuation will remain of paramount importance. We feel confident that our style of rigorous analysis and stock selection will continue to reap the rewards of enhanced performance and result in further growth in value of the Worldwide Value Fund.



                                            Ronnie Armist
                                            Mark Lloyd-Price

November 11, 1996

===============================================================================
INDUSTRY DIVERSIFICATION
Worldwide Value Fund, Inc. / September 30, 1996
===============================================================================
                                                         % of Net     Market
                                                          Assets       Value
                                                                       (000)
Pharmaceuticals and Health Care                            18.5%      $13,899
Banking                                                    10.5         7,871
Retail Sales                                                8.0         5,989
Utilities                                                   7.5         5,666
Automotive                                                  6.5         4,862
Publishing                                                  5.4         4,064
Consumer Durable Goods                                      4.5         3,371
Chemicals                                                   4.4         3,295
Oil and Gas                                                 4.2         3,193
Manufacturing                                               4.1         3,108
Miscellaneous Services                                      3.9         2,942
Transportation                                              2.9         2,149
Multi-Industry                                              2.5         1,922
Leisure                                                     2.5         1,897
Construction Materials                                      1.9         1,409
Finance                                                     1.8         1,388
Electrical Equipment                                        1.8         1,339
Metals                                                      1.7         1,248
Telecommunications                                          1.6         1,245
Consumer Non-Durable Goods                                  1.6         1,204
Lodging                                                     1.5         1,125
Research and Development                                    1.2           895
Machinery                                                   0.8           570
Short-term Investments                                      2.3         1,737
                                                          -----       -------
Total Investment Portfolio                                101.6        76,388
Other Assets Less Liabilities                              (1.6)       (1,172)
                                                          -----       -------
Net Assets                                                100.0%      $75,216
                                                          =====       =======

================================================================================
PORTFOLIO OF INVESTMENTS / Unaudited
Worldwide Value Fund, Inc. / September 30, 1996 / Amounts in Thousands
================================================================================

                                   Shares         Value


COMMON STOCKS AND
  EQUITY INTERESTS--97.7%
Austria--2.3%
   Flughafen Wien AG                  22        $ 1,155
   Voest-Alpine Stahl AG              17            572
                                                -------
                                                  1,727
                                                -------
France--10.7%
   Christian Dior SA                  10          1,204
   Compagnie Generale des Eaux        17          1,878
   Michelin                           29          1,459
   Pechiney S.A.                      40          1,690
   Pinault-Printemps SA                5          1,839
                                                -------
                                                  8,070
                                                -------
Germany--11.9%
   Adidas AG                          13          1,206
   Altana AG                           1            988
   Commerzbank AG                      5          1,064
   Gehe AG                            18          1,229
   Hoechst AG                         46          1,670
   Veba AG                            25          1,319
   Volkswagen AG                       4          1,468
                                                -------
                                                  8,944
                                                -------
Hungary--0.7%
   Richter Gedeon Rt                  10            494
                                                -------
Italy--2.4%
   Edison S.p.A.                     253          1,576
   Telecom Italia S.p.A.             107            237
                                                -------
                                                  1,813
                                                -------
Netherlands--13.0%
   ABN Amro Holding N.V.              21          1,153
   Elsevier NV                        69          1,137
   Hagemeyer N.V.                      9            706
   Hunter Douglas N.V.                12            833
   INGGroep NV                        45          1,388
   RoyalDutchPetroleum Company        12          1,874
   Vendex International N.V.          36          1,391
   VNU-Verenigde Nederlandse
     Uitgeversbedrijven Verenigd
     Bezit                            64          1,256
                                                -------
                                                  9,738
                                                -------


                                    Shares        Value

Norway--0.9%
   Christiania Bank OG Kreditkasse   249          $ 639
                                                -------
Spain--2.3%
   Centros Comerciales Pryca, SA      40            986
   Telefonica de Espana               42            774
                                                -------
                                                  1,760
                                                -------
Sweden--3.4%
   Pharmacia & Upjohn, Inc.           17            728
   Sandvik AB, Class B                24            570
   Scania AB Series A & B             25            677
   Svedala Industrier AB              33            575
                                                -------
                                                  2,550
                                                -------
Switzerland--8.5%
   CSHolding AG                       15          1,438
   Roche Holding AG                 N.M.          1,670
   Sandoz AG                           2          2,280
   Swissair AG                         1            994
                                                -------
                                                  6,382
                                                -------
United Kingdom--35.9%
   Aea Technology plc                176            895
   Barclays PLC                      130          1,910
   BBAGroup plc                      305          1,614
   Cookson Group plc                 363          1,418
   Farnell Electronic PLC            128          1,339
   Granada Group plc                 142          1,897
   Hays plc                          190          1,398
   Henlys Group plc                  210          1,780
   Jarvis Hotels plc                 455          1,125
   Laporte plc                       140          1,625
   Next Plc                          200          1,773
   Rentokil Group PLC                236          1,544
   Standard Chartered Bank PLC       153          1,668
   United News & Media plc           155          1,671
   Vodafone Group plc                359          1,245
   Wassall PLC                       391          1,922
   Zeneca Group plc                   88          2,187
                                                -------
                                                 27,011
                                                -------

================================================================================
PORTFOLIO OF INVESTMENTS / Continued
Worldwide Value Fund, Inc. / September 30, 1996 / Amounts in Thousands
================================================================================

                                   Shares         Value

United States--5.7%
   Ultrafem, Inc.                    187        $ 4,322(A)
                                                -------
Total Common Stocks and Equity
   Interests
   (Identified Cost--$59,815)                     73,450
                                                --------

PREFERRED STOCK--1.6%
Italy--1.6%
   Telecom Italia S.p.A. Savings
     Shares
   (Identified Cost--$1,147)         968           1,201
                                                --------



                                  Principal
                                   Amount         Value

REPURCHASE AGREEMENT--2.3%
   Prudential Securities, Inc.
     5.75% dated 9-30-96 to be
     repurchased at $1,737 on
     10-1-96 (Collateral: $3,250
     Federal National Mortgage
     Association Mortgage-backed
     securities, 8.0% due 2-1-23,
     value $1,794)
   (Identified Cost--$1,737)         $1,737      $ 1,737
                                                 -------

Total Investments--101.6%
   (Identified Cost--$62,699)                     76,388
Other Assets Less Liabilities--(1.6%)             (1,172)
                                                 -------
NET ASSETS--100.0%                               $75,216
                                                 =======

NET ASSET VALUE PER SHARE                         $25.68
                                                  ======
----------
 (A) Non-income producing
N.M. Not meaningful

                           Dividend Reinvestment Plan

       Worldwide Value Fund, Inc. offers an Automatic Dividend Reinvestment Plan, whereby dividends and distributions are automatically reinvested in additional shares of the Fund. Shareholders who prefer to receive dividends and distributions in cash should contact their investment broker if shares are held in street name, or State Street Bank & Trust Company, P.O. Box 366, Boston, MA 02101 if shares are held in their own name.

                         Shareholder Account Information

       Shareholders whose accounts are held in their own name may contact the Fund's Transfer Agent, State Street Bank & Trust Company at (800) 426-5523 for information concerning their accounts.

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, up to 150,000 of the outstanding shares of its common stock at market prices.